LEGG MASON GLOBAL ASSET MANAGEMENT VARIABLE TRUST

SUPPLEMENT DATED AUGUST 5, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 2016, OF

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT, CLASS I AND

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT, CLASS II

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about November 30, 2016. Before the termination is effected, and at the discretion of fund management, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shareholders of the fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

If you have allocated your assets to the fund through a variable annuity contract or a variable life insurance policy offered by a life insurance company or through an eligible pension or other qualified plan, please contact your insurance company or retirement plan provider to consider options that may be available for the re-allocation of your assets.

Please retain this supplement for future reference.

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